Ivy Asset Strategy New Opportunities Fund

Summary Prospectus   |   July 31, 2013, as supplemented February 24, 2014

Share Class (Ticker):    Class A Shares (INOAX), Class B Shares (INOBX), Class C Shares (INOCX), Class I Shares (INOIX), Class R Shares (INORX), Class Y Shares (INOYX)

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund (including the Fund’s SAI) online at www.ivyfunds.com/prospectus. You can also get this information at no cost by calling 800.777.6472 or by sending an e-mail request to IMCompliance@waddell.com. You can also get this information from your investment provider. The Fund’s prospectus and SAI dated July 31, 2013 (as each may be amended or supplemented) are incorporated herein by reference.

In connection with the reorganization of Ivy Asset Strategy New Opportunities Fund into Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund), Ivy Asset Strategy New Opportunities Fund will be closed to new investors on or about February 25, 2014, and will be closed to additional purchases by current shareholders on or about March 13, 2014. See “Principal Investment Strategies” below for additional information.

Objective

To seek to provide total return.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds within Ivy Funds, InvestEd Portfolios and/or Waddell & Reed Advisors Funds. More information about these and other discounts is available from your financial professional and in the “Sales Charge Reductions” section on page 207 of the Fund’s prospectus and in the “Purchase, Redemption and Pricing of Shares” section on page 125 of the Fund’s statement of additional information (SAI). Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Shareholder Fees

(fees paid directly from your investment)	Class A		Class B		Class C		Class I	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%		None		None		None	None	None
Maximum Deferred Sales Charge (Load) (as a % of lesser of amount invested or redemption value)	1.00%	[1]	5.00%	[1]	1.00%	[1]	None	None	None
Maximum Account Fee	None	[2]	None		None	[2]	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a % of the value of your investment)	Class A	Class B	Class C	Class I	Class R	Class Y
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.00%	0.50%	0.25%
Other Expenses	0.47%	0.50%	0.35%	0.29%	0.37%	0.29%
Total Annual Fund Operating Expenses	1.72%	2.50%	2.35%	1.29%	1.87%	1.54%
Fee Waiver and/or Expense Reimbursement[3,4]	0.22%	0.00%	0.00%	0.04%	0.00%	0.04%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.50%	2.50%	2.35%	1.25%	1.87%	1.50%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on Class A shares that were purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 12 months of purchase. For Class B shares, the CDSC declines from 5% for redemptions within the first year of purchase, to 4% for redemptions within the second year, to 3% for redemptions within the third and fourth years, to 2% for redemptions within the fifth year, to 1% for redemptions within the sixth year and to 0% for redemptions after the sixth year. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

With limited exceptions, for Class A and Class C shares, if your Fund account balance is below $750 at the close of business on September 26, 2014, and on the Friday prior to the last week of September each year thereafter, the account will be assessed an account fee of $20.

[3]

Through July 31, 2014, Ivy Investment Management Company (IICO), the Fund’s investment manager, Ivy Funds Distributor, Inc. (IFDI), the Fund’s distributor, and/or Waddell & Reed Services Company, doing business as WI Services Company (WISC), the Fund’s transfer agent, have contractually agreed to reimburse sufficient management fees, 12b-1 fees and/or shareholder servicing fees to cap the total annual ordinary fund operating expenses for Class A shares at 1.50% and Class I shares at 1.25%. Prior to that date, the expense limitation may not be terminated by IICO, IFDI, WISC or the Board of Trustees.

[4]

Through July 31, 2014, to the extent that the total annual ordinary fund operating expenses of the Class Y shares exceeds the total annual ordinary fund operating expenses of the Class A shares, IFDI and/or WISC have contractually agreed to reimburse sufficient 12b-1 and/or shareholder servicing fees to ensure that the total annual ordinary fund operating expenses of the Class Y shares do not exceed the total annual ordinary fund operating expenses of the Class A shares, as calculated at the end of each month. Prior to that date, the expense limitation may not be terminated by IFDI, WISC or the Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the particular class of shares of the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that expenses were capped for a one year period, as indicated above. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,066	$1,435	$2,471
Class B Shares	653	1,079	1,431	2,644
Class C Shares	238	733	1,255	2,686
Class I Shares	127	405	704	1,553
Class R Shares	190	588	1,011	2,190
Class Y Shares	153	483	836	1,831

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$719	$1,066	$1,435	$2,471
Class B Shares	253	779	1,331	2,644
Class C Shares	238	733	1,255	2,686
Class I Shares	127	405	704	1,553
Class R Shares	190	588	1,011	2,190
Class Y Shares	153	483	836	1,831

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Important Information Regarding Future Fund Changes: On November 12, 2013, the Board of Trustees of Ivy Funds (the “Trust”) approved the reorganization of Ivy Asset Strategy New Opportunities Fund into Ivy Emerging Markets Equity Fund, each a series of the Trust, subject to shareholder approval. If shareholders of Ivy Asset Strategy New Opportunities Fund approve the reorganization, it is expected to be completed in the first quarter of 2014. For additional information regarding the investment objective, strategies and principal risks of Ivy Emerging Markets Equity Fund (formerly, Ivy Pacific Opportunities Fund), please see Ivy Emerging Markets Equity Fund’s summary prospectus.

Ivy Asset Strategy New Opportunities Fund seeks to achieve its objective by allocating its assets primarily among stocks, bonds and short-term instruments of issuers in markets around the globe, as well as investments in derivative instruments, precious metals and investments with exposure to various foreign currencies. The Fund may invest its assets in any market that IICO believes can offer a high probability of return or, alternatively, can provide a high degree of relative safety in uncertain times. Dependent on its outlook for the U.S. and global economies, IICO identifies growth themes and then focuses its strategy on allocating the Fund’s assets among stocks, bonds, cash, precious metals, currency and derivative instruments, including derivatives traded over-the-counter or on exchanges. After determining these allocations, IICO seeks attractive opportunities within each market by focusing generally on issuers in countries, sectors and companies with strong cash flow streams and low balance sheet leverage. The Fund, however, may also invest in issuers with higher balance sheet leverage if IICO believes that the Fund will be appropriately compensated for the increased risk.

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“Stocks” include equity securities of companies primarily within the small to mid cap range at the time of acquisition (capitalizations within the range of $0.5 billion to $10 billion, small caps typically being less than $3.5 billion and mid caps falling within a range of $1 billion to $10 billion). IICO typically will emphasize relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for higher growth. IICO typically emphasizes growth potential in selecting stocks by focusing on what it believes are steady-growth companies that fit IICO’s criteria for sustainable competitive advantage and that IICO believes are positioned to benefit from continued global rebalancing and the globally emerging middle class. Growth stocks are those whose earnings IICO believes are likely to grow faster than the economy. The Fund typically holds a limited number of stocks (generally 50 to 70).

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“Bonds” include all varieties of fixed-income instruments, such as corporate debt securities or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (U.S. government securities), with remaining maturities of more than one year. This investment type may include a significant amount, up to 35% of the Fund’s total assets, of high-yield/high-risk bonds, or junk bonds, which include bonds rated BB+ or below by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P), or comparably rated by another nationally recognized statistical rating organization (NRSRO) or, if unrated, determined by IICO to be of comparable quality.

■	“Short-term instruments” include all types of short-term securities with remaining maturities of one year or less, including higher-quality money market instruments.

■

Within each of these investment types, the Fund may invest in U.S. and foreign securities; the Fund may invest up to 100% of its total assets in foreign securities, including issuers located in and/or generating revenue from emerging markets. Depending on market conditions, at times the Fund may invest a large amount of its assets in emerging markets. Many U.S. companies have diverse operations, with products or services in foreign markets. Therefore, the Fund will have an indirect exposure to foreign markets through investments in these companies. The Fund also may invest in private placements and other restricted securities.

IICO may allocate the Fund’s investments among these different types of securities in different proportions at different times, including up to 100% in stocks of small-to-mid-cap issuers, bonds, or short-term instruments, respectively. IICO may exercise a flexible strategy in the selection of securities, and the Fund is not required to allocate its investments among stocks and bonds in any fixed proportion, nor is it limited by investment style or by the issuer’s location, size, market capitalization or industry sector except that its stock holdings will be securities of primarily small-to-mid-cap companies. The Fund may have none, some or all of its assets invested in each asset class in relative proportions that change over time based upon market and economic conditions. Subject to diversification limits, the Fund also may invest up to 25% of its total assets in precious metals.

The Fund may gain exposure to commodities, including precious metals, derivatives and commodity-linked instruments by investing in a subsidiary organized in the Cayman Islands (the “Subsidiary”). The Subsidiary is wholly owned and controlled by the Fund. Should the Fund invest in the Subsidiary, it would be expected to provide the Fund with exposure to investment returns from commodities, derivatives and commodity-linked instruments within the limits of the Federal tax requirements applicable to investment companies, such as the Fund. The Subsidiary is subject to the same general investment policies and restrictions as the Fund, except that unlike the Fund, the Subsidiary is able to invest without limitation in commodities, derivatives and commodity-linked instruments and, to the extent the Subsidiary invests in derivative instruments, it may use leveraged investment techniques.

Generally, in determining whether to sell a security, IICO considers many factors, which may include a deterioration in a company’s fundamentals caused by global-specific factors such as geo-political landscape changes, regulatory or currency changes, or increased competition, as well as company-specific factors, such as reduced pricing power, diminished market opportunity, or increased competition. IICO also may sell a security if the price of the security reaches what IICO believes is fair value, to reduce the Fund’s holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

IICO may, when consistent with the Fund’s investment objective, seek to manage exposure to certain securities, companies, sectors, markets, foreign currencies and/or precious metals and seek to hedge certain event risks on positions held by the Fund. In an effort to manage exposure to companies, sectors or equity markets, IICO may utilize various instruments including, but not limited to, the following: futures contracts; both long and short positions on foreign and U.S. equity indices; total return swaps; and options contracts, both written and purchased, on foreign and U.S. equity indices and/or on individual equity securities. In seeking to manage foreign currency exposure, IICO may utilize forward contracts and option contracts, both written and purchased, either to increase or decrease exposure to a given currency. In seeking to manage the Fund’s exposure to precious metals, IICO may utilize futures contracts, both long and short positions as well as options contracts, both written and purchased, on precious metals.

IICO may reduce the Fund’s net equity exposure by selling, among other instruments, combined futures and option positions, and may effect short sales of individual securities and/or exchange-traded funds (ETFs) or take long positions in inverse ETFs.

Principal Investment Risks

As with any mutual fund, the value of the Fund’s shares will change, and you could lose money on your investment. The Fund is not intended as a complete investment program. A variety of factors can affect the investment performance of the Fund and prevent it from achieving its objective. These include:

■

Commodities Risk. Commodity trading, including trading in precious metals, is generally considered speculative because of the significant potential for investment loss. Among the factors that could affect the value of the Fund’s investments in commodities are cyclical economic conditions, sudden political events and adverse international monetary policies. Markets for commodities are likely to be volatile and there may be sharp price fluctuations even during periods when prices overall are rising. Also, the Fund may pay more to store and accurately value its commodity holdings than it does with its other portfolio investments. Moreover, under the Federal tax law, the Fund may not derive more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income). Accordingly, the Fund may be required to hold its commodities or to sell them at a loss, or to sell portfolio securities at a gain, when, for investment reasons, it would not otherwise do so.

■	Company Risk. A company may perform worse than the overall market due to specific factors, such as adverse changes to its business or investor perceptions about the company.

■	Credit Risk. An issuer of a fixed-income obligation may not make payments on the obligation when due or may default on its obligation.

■

Derivatives Risk. The use of derivatives presents several risks, including the risk that these instruments may change in value in a manner that adversely affects the Fund’s NAV and the risk that fluctuations in the value of the derivatives may not correlate with securities markets or the underlying asset upon which the derivative’s value is based. Moreover, some derivatives are more sensitive to interest rate changes and market price fluctuations than others. To the extent the judgment of IICO as to certain anticipated price movements is incorrect, the risk of loss may be greater than if the derivative technique(s) had not been used. Derivatives also may be subject to counterparty risk, which includes the risk that a loss may be sustained by the Fund as a result of the insolvency or bankruptcy of, or other non-compliance by, another party to the transaction.

■

Emerging Market Risk. Investments in countries with emerging economies or securities markets may carry greater risk than investments in more developed countries. Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristics of more developed countries. Investments in securities issued in these countries may be more volatile and less liquid than securities issued in more developed countries.

■

Foreign Currency Risk. Foreign securities may be denominated in foreign currencies. The value of the Fund’s investments, as measured in U.S. dollars, may be unfavorably affected by changes in foreign currency exchange rates and exchange control regulations.

■

Foreign Exposure Risk. The securities of many companies may have significant exposure to foreign markets as a result of the company’s products or services in those foreign markets. As a result, a company’s domicile and/or the markets in which the company’s securities trade may not be fully reflective of its sources of revenue. Such securities would be subject to some of the same risks as an investment in foreign securities, including the risk that political and economic events unique to a country or region will adversely affect those markets in which the company’s products or services are sold.

■

Foreign Securities Risk. Investing in foreign securities involves a number of economic, financial, legal, and political considerations that may not be associated with the U.S. markets and that could affect the Fund’s performance unfavorably, depending upon the prevailing conditions at any given time. Among these potential risks are: greater price volatility; comparatively weak supervision and regulation of securities exchanges, brokers and issuers; higher brokerage costs; fluctuations in foreign currency exchange rates and related conversion costs; adverse foreign tax consequences; different and/or less stringent financial reporting standards; custody; and settlement delays. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate.

■

Growth Stock Risk. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

■

Holdings Risk. The Fund typically holds a limited number of stocks (generally 50 to 70), and the Fund’s portfolio manager also tends to invest a significant portion of the Fund’s total assets in a limited number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s NAV than it would if the Fund invested in a larger number of securities or if the Fund’s portfolio manager invested a greater portion of the Fund’s total assets in a larger number of stocks.

■

Interest Rate Risk. A rise in interest rates may cause a decline in the value of the Fund’s securities, especially bonds with longer maturities. A decline in interest rates may cause the Fund to experience a decline in its income.

■

Investment Company Securities Risk. Investment in other investment companies typically reflects the risks of the types of securities in which the investment companies invest. Investments in exchange-traded funds (ETFs) and closed-end funds are subject to the additional risk that shares of the fund may trade at a premium or discount to their NAV per share. When the Fund invests in another investment company, shareholders of the Fund bear their proportionate share of the other investment company’s fees and expenses as well as their share of the Fund’s fees and expenses, which could result in the duplication of certain fees.

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Liquidity Risk. Generally, a security is liquid if the Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility. Also, the Fund may not be able to dispose of illiquid securities when that would be beneficial at a favorable time or price.

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Low-Rated Securities Risk. In general, low-rated debt securities (commonly referred to as “high yield” or “junk” bonds) offer higher yields due to the increased risk that the issuer will be unable to meet its obligations on interest or principal payments at the time called for by the debt instrument. For this reason, these bonds are considered speculative and could significantly weaken the Fund’s returns. In adverse economic or other circumstances, issuers of these low-rated securities and obligations are more likely to have difficulty making principal and interest payments than issuers of higher-rated securities and obligations.

■	Management Risk. Fund performance is primarily dependent on IICO’s skill in evaluating and managing the Fund’s portfolio and the Fund may not perform as well as other similar mutual funds.

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Market Risk. Adverse market conditions, sometimes in response to general economic or industry news, may cause the prices of the Fund’s holdings to fall as part of a broad market decline. The financial crisis in the U.S. and foreign economies over the past several years, including the European sovereign debt crisis, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both U.S. and foreign, and in the NAVs of many mutual funds, including to some extent the Fund. Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region may adversely affect issuers in another country or region, which in turn may adversely affect securities held by the Fund. These circumstances have also decreased liquidity in some markets and may continue to do so. In addition, certain unanticipated events, such as natural disasters, terrorist attacks, war, and other geopolitical events, can have a dramatic adverse effect on securities held by the Fund.

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Mid Size Company Risk. Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies’ limited product lines, limited markets and financial resources and dependence upon a relatively small management group. Securities of mid capitalization companies may be more volatile and less liquid than the stocks of larger companies, and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.

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Private Placements and Other Restricted Securities Risk. Restricted securities, which include private placements, are securities that are subject to legal or contractual restrictions on resale, and there can be no assurance of a ready market for resale. The Fund could find it difficult to sell privately placed securities and other restricted securities when IICO believes it is desirable to do so, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, and the prices realized could be less than those originally paid or less than the fair market value. At times, it also may be difficult to determine the fair value of such securities for purposes of computing the NAV of the Fund.

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Small Company Risk. Securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies’ small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations and such securities may be affected to a greater extent than other types of securities by the underperformance of a sector during market downturns. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

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Subsidiary Investment Risk. By investing in the Subsidiary, the Fund is exposed to the risks associated with the Subsidiary’s investments. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is not subject to all of the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, would not have all of the protections offered to investors in registered investment companies. However, because the Fund wholly owns and controls the Subsidiary, and the Fund and Subsidiary are managed by IICO, it is unlikely that the Subsidiary would take action contrary to the interests of the Fund or the Fund’s shareholders. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders. Although under the federal tax law, the Fund may not earn more than 10% of its annual gross income from gains resulting from selling commodities (and other non-qualifying income), the Fund has received an opinion of counsel, which is not binding on the Internal Revenue Service or the courts, that income the Fund receives from the Subsidiary should constitute qualifying income.

Performance

The chart and table below provide some indication of the risks of investing in the Fund. The chart shows how performance has varied from year to year for Class A shares. The table shows the average annual total returns for each Class of the Fund and also compares the performance with those of broad-based securities market indexes and a Lipper peer group (a universe of mutual funds with investment objectives similar to that of the Fund). The chart does not reflect any sales charges and, if those sales charges were included, returns would be less than those shown.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs), or to shares held by non-taxable entities. After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

Performance results include the effect of expense reduction arrangements for some or all of the periods shown. If those arrangements had not been in place, the performance results for those periods would have been lower.

The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Current performance may be lower or higher. Please visit www.ivyfunds.com or call 800.777.6472 for the Fund’s updated performance.

Chart of Year-by-Year Returns

as of December 31

In the period shown in the chart, the highest quarterly return was 13.25% (the first quarter of 2012) and the lowest quarterly return was -24.84% (the third quarter of 2011). The Class A return for the year through June 30, 2013 was -2.25%.

Average Annual Total Returns

as of December 31, 2012	1 Year	Life of Class
Class A (began on 05-03-2010)
Return Before Taxes	6.18%	0.36%
Return After Taxes on Distributions	6.08%	0.33%
Return After Taxes on Distributions and Sale of Fund Shares	4.17%	0.32%
Class B (began on 05-03-2010)
Return Before Taxes	7.43%	0.49%
Class C (began on 05-03-2010)
Return Before Taxes	11.66%	1.71%
Class I (began on 05-03-2010)
Return Before Taxes	12.92%	2.86%
Class R (began on 05-03-2010)
Return Before Taxes	12.23%	2.19%
Class Y (began on 05-03-2010)
Return Before Taxes	12.55%	2.58%

Indexes	1 Year	Life of Class
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on May 1, 2010)	4.22%	5.87%
Barclays U.S. Treasury Bills: 1-3 Month Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on May 1, 2010)	0.08%	0.09%
MSCI AC World SMID Index (reflects no deduction for fees, expenses or taxes) (Life of Class index comparison begins on May 1, 2010)	17.44%	6.75%
Lipper Global Flexible Portfolio Funds Universe Average (net of fees and expenses) (Life of Class index comparison begins on May 1, 2010)	10.24%	4.92%

Investment Adviser

The Fund is managed by Ivy Investment Management Company (IICO).

Portfolio Manager

Jonas Krumplys, Vice President of IICO, has managed the Fund since its inception in May 2010.

Purchase and Sale of Fund Shares

The Fund’s shares are redeemable. You may purchase or redeem shares at the Fund’s NAV per share next calculated after your order is received in proper form, subject to any applicable sales charge, on any business day through your dealer or financial adviser (all share classes), by writing to WI Services Company, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 (all share classes), or by telephone (Class A, B and C: 800.777.6472); fax (Class A, B and C: 800.532.2749; Class I and Y: 800.532.2784), or internet (www.ivyfunds.com) (Class A, B and C) if you have completed an Express Transaction Authorization Form. If your individual account is not maintained on the Fund’s shareholder servicing system, such as for Class R shares, please contact your selling broker-dealer, plan administrator or third-party record keeper to sell shares of the Fund.

The Fund’s initial and subsequent investment minimums generally are as follows, although the Fund and/or IFDI may reduce or waive the minimums in some cases:

For Class A, Class B and Class C
To Open an Account	$500	*
For accounts opened with Automatic Investment Service (AIS)	$50	*
For accounts established through payroll deductions and salary deferrals	Any amount
To Add to an Account	Any amount
For AIS	$25	*
For Class I, Class R and Class Y:
Please check with your selling broker-dealer, plan administrator or third-party record keeper for information about minimum investment requirements.

*	Effective January 1, 2014, for Class A and Class C shares, the minimum amount to open an account will increase to $750 from $500, the minimum amount to open an account with AIS will increase to $150 from $50, and the minimum amount to add an AIS to an account will increase to $50 from $25.

Effective January 1, 2014, the Fund’s Class B shares are not available for purchase by new and existing investors. Class B shares will continue to be available for dividend reinvestment and exchanges.

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, long-term capital gain, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or IICO and/or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

IVSUM-INOAX